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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 27, 1998

                           I.C. ISAACS & COMPANY, INC.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-23379                52-1377061
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

                 3840 Bank Street, Maryland               21224-2522
               (Address of Principal Executive Offices)   (ZIP Code)

        Registrant's telephone number, including area code (410) 342-8200

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

         On August 27, 1998 I.C. Isaacs & Company, Inc. (the "Company") announced that its Board of Directors had approved a restructuring of the senior management team resulting in a streamlined and clarified chain of command. Robert J. Arnot will remain Chairman of the Board and the Company's sole Chief Executive Officer. Gerald W. Lear will relinquish his position as Co-CEO, but will continue to serve as President and will assume the title and responsibilities of Chief Operating Officer. Gary Brashers has resigned as Chief Operating Officer and as a member of the Board of Directors. His resignation reflects the Company's reduction in domestic manufacturing in favor of global sourcing to move forward as a marketing and brand-driven company focused on design and image. Mr. Brashers will continue to serve the Company as a consultant in connection with its existing manufacturing operations in Mississippi and the expansion of the Company's manufacturing operations in Mexico. Thomas Ormandy was named by the Board of Directors to fill the vacancy on the Board of Directors created by Mr. Brashers' resignation and will serve Mr. Brashers' remaining term which expires in 1999 or until his successor has been elected and has qualified. Mr. Ormandy has been Vice President-Sales of the Company since 1986. Previously he was a salesman with Thompson and Company, an apparel manufacturer, since 1975.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) and (b) Not Applicable

                  (c) Exhibits. The following exhibits are filed with this report:

                           1. I.C. Isaacs & Company, Inc. Press Release dated
                              August 27, 1998.

                           2. Amendment No. 1 to Employment Agreement of
                              Robert J. Arnot dated August 27, 1998.

                           3. Amendment No. 1 to Employment Agreement of
                              Gerald W. Lear dated August 27, 1998.

                           4. Amendment No. 1 to Employment Agreement of Thomas
                              Ormandy dated August 27, 1998.

                           5. Amendment No. 1 to Employment Agreement of Eugene
                              C. Wielepski dated August 27, 1998.

                           6. Consulting Agreement by and between I.C. Isaacs &
                              Company, Inc. and Gary B. Brashers dated August 27, 1998.

                         [Signature on following page.]

                                       2

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                                   SIGNATURES

                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              I.C. ISAACS & COMPANY, INC.

                              /s/ Eugene C. Wielepski
                              ---------------------------------------------
                              Eugene C. Wielepski

                              Vice President - Finance and Chief Financial
                              Officer

Date:  August 27, 1998

                                       3

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                                  EXHIBIT INDEX

                                  -------------

Exhibit  Description                                                                   Page No.

-------  -----------                                                                   --------

(c)(1)   I.C. Isaacs & Company, Inc. Press Release dated August 27, 1998.                  5

(c)(2)   Amendment No. 1 to Employment Agreement of Robert J. Arnot dated August
         27, 1998                                                                          8

(c)(3)   Amendment No. 1 to Employment Agreement of Gerald W. Lear dated August
         27, 1998                                                                         11

(c)(4)   Amendment No. 1 to Employment Agreement of Thomas Ormandy dated August
         27, 1998.                                                                        14

(c)(5)   Amendment No. 1 to Employment Agreement of Eugene C. Wielepski dated
         August 27, 1998.                                                                 17

(c)(6)   Consulting Agreement by and between I.C. Isaacs & Company, Inc. and
         Gary B. Brashers dated August 27, 1998.                                          20


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